                 ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B


                        MONTHLY SERVICER'S CERTIFICATE



Accounting Date:                          September 30, 1997
Determination Date:                       October 7,1997
Distribution Date:                        October 15, 1997
Monthly Period Ending:                    September 30, 1997


This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1997, among Arcadia Automobile Receivables Trust, 1997-B (the "Trust"), Arcadia Receivables Finance Corp., as Seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I.  Collection  Account  Summary

    Available Funds:
                     Payments Received                                         $25,459,443.20
                     Liquidation Proceeds (excluding Purchase Amounts)            $761,009.86
                     Current Monthly Advances                                     $276,720.05
                     Amount of withdrawal, if any, from the Reserve Account             $0.00
                     Monthly Advance Recoveries                                  ($157,940.76)
                     Purchase Amounts-Warranty and Administrative Receivables     $205,529.06
                     Purchase Amounts - Liquidated Receivables                          $0.00
                     Income from investment of funds in Trust Accounts             $90,357.13
                                                                               --------------
    Total Available Funds                                                                           $26,635,118.54
                                                                                                    --------------
                                                                                                    --------------

    Amounts Payable on Distribution Date:
                     Reimbursement of Monthly Advances                                  $0.00
                     Backup Servicer Fee                                                $0.00
                     Basic Servicing Fee                                          $613,845.15
                     Trustee and other fees                                             $0.00
                     Class A-1 Interest Distributable Amount                      $208,712.03
                     Class A-2 Interest Distributable Amount                    $1,067,500.00
                     Class A-3 Interest Distributable Amount                      $892,500.00
                     Class A-4 Interest Distributable Amount                      $812,500.00
                     Class A-5 Interest Distributable Amount                      $910,083.33
                     Noteholders' Principal Distributable Amount               $16,799,910.44
                     Amounts owing and not paid to Security Insurer
                       under Insurance Agreement                                        $0.00
                     Supplemental Servicing Fees (not otherwise
                       paid to Servicer)                                                $0.00
                     Spread Account Deposit                                     $5,330,067.59
                                                                               --------------
    Total Amounts Payable on Distribution Date                                                      $26,635,118.54
                                                                                                    --------------
                                                                                                    --------------



II.   Available Funds

      Collected Funds (see V)
                      Payments Received                                                          $25,459,443.20
                      Liquidation Proceeds (excluding Purchase Amounts)                             $761,009.86       $26,220,453.06
                                                                                                 --------------

      Purchase Amounts                                                                                                   $205,529.06

      Monthly Advances
                      Monthly Advances - current Monthly Period (net)                               $118,779.29
                      Monthly Advances - Outstanding Monthly Advances
                        not otherwise reimbursed to the Servicer                                          $0.00          $118,779.29
                                                                                                 --------------

      Income from investment of funds in Trust Accounts                                                                   $90,357.13
                                                                                                                      --------------

      Available Funds                                                                                                 $26,635,118.54
                                                                                                                      --------------
                                                                                                                      --------------

III.  Amounts Payable on Distribution Date

        (i)(a)    Taxes due and unpaid with respect to the Trust
                  (not otherwise paid by OFL or the Servicer)                                                                  $0.00

        (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
                  to Servicer and to be reimbursed on the Distribution Date)                                                   $0.00

        (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                              $0.00

         (ii)     Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                    Owner Trustee                                                                         $0.00
                    Administrator                                                                         $0.00
                    Indenture Trustee                                                                     $0.00
                    Indenture Collateral Agent                                                            $0.00
                    Lockbox Bank                                                                          $0.00
                    Custodian                                                                             $0.00
                    Backup Servicer                                                                       $0.00
                    Collateral Agent                                                                      $0.00                $0.00
                                                                                                 --------------

        (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                                 $613,845.15

        (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                                               $0.00

        (iii)(c)    Servicer reimbursements for mistaken deposits or postings of checks
                    returned for insufficient funds (not otherwise reimbursed to Servicer)                                     $0.00

          (iv)      Class A-1 Interest Distributable Amount                                                              $208,712.03
                    Class A-2 Interest Distributable Amount                                                            $1,067,500.00
                    Class A-3 Interest Distributable Amount                                                              $892,500.00
                    Class A-4 Interest Distributable Amount                                                              $812,500.00
                    Class A-5 Interest Distributable Amount                                                              $910,083.33

          (v)       Noteholders' Principal Distributable Amount
                      Payable to Class A-1 Noteholders                                                                $16,799,910.44
                      Payable to Class A-2 Noteholders                                                                         $0.00
                      Payable to Class A-3 Noteholders                                                                         $0.00
                      Payable to Class A-4 Noteholders                                                                         $0.00
                      Payable to Class A-5 Noteholders                                                                         $0.00

        (vii)       Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                    Distribution Account of any funds in the Class A-1 Holdback Subaccount
                    (applies only on the Class A-1 Final Scheduled Distribution Date)                                          $0.00

        (ix)        Amounts owing and not paid to Security Insurer under Insurance Agreement                                   $0.00
                                                                                                                      --------------

                    Total amounts payable on Distribution Date                                                        $21,305,050.95
                                                                                                                      --------------
                                                                                                                      --------------



IV.  Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit");
     withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
     Account Shortfall and Class A-1 Maturity Shortfall

     Spread Account deposit:

                  Amount of excess, if any, of Available Funds
                    over total amounts payable (or amount of such
                    excess up to the Spread Account Maximum Amount)                                $5,330,067.59

     Reserve Account Withdrawal on any Determination Date:

                  Amount of excess, if any, of total amounts payable over
                    Available Funds (excluding amounts payable under
                    item (vii) of Section III)                                                             $0.00

                  Amount available for withdrawal from the Reserve Account
                    (excluding the Class A-1 Holdback Subaccount), equal to
                    the difference between the amount on deposit in the
                    Reserve Account and the Requisite Reserve Amount
                    (amount on deposit in the Reserve Account calculated
                    taking into account any withdrawals from or deposits to
                    the Reserve Account in respect of transfers of Subsequent
                    Receivables)                                                                   $1,383,884.24

                  (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture
                    Trustee from the Reserve Account (excluding the Class A-1
                    Holdback Subaccount) to the extent of the funds available for withdrawal from the Reserve Account, and deposited in the Collection Account.)

                  Amount of withdrawal, if any, from the Reserve Account                                   $0.00

     Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled
       Distribution Date:

                  Amount by which (a) the remaining principal balance of the
                  Class A-1 Notes exceeds (b) Available Funds after payment of
                  amounts set forth in item (v) of Section III                                             $0.00

                  Amount available in the Class A-1 Holdback Subaccount                                    $0.00

                  (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1
                  Holdback Subaccount, and deposited in the Note Distribution
                  Account for payment to the Class A-1 Noteholders)

                  Amount of withdrawal, if any, from the Class A-1 Holdback
                  Subaccount                                                                               $0.00

     Deficiency Claim Amount:

                  Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1
                  Holdback Subaccount and Available Funds                                                  $0.00

                  (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the
                  Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

     Pre-Funding Account Shortfall:

                  Amount of excess, if any, on the Distribution Date on or
                  immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
                  Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4
                  Prepayment Amount, and the Class A-5 Prepayment Amount over (b) the
                  amount on deposit in the Pre-Funding Account                                             $0.00

     Class A-1 Maturity Shortfall:

                  Amount of excess, if any, on the Class A-1 Final Scheduled Distribution
                  Date, of (a) the unpaid principal balance of the Class A-1 Notes over
                  (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or pursuant to a withdrawal
                  from the Class A-1 Holdback Subaccount.                                                  $0.00

     (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1
     Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the
     Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee
     and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
     Shortfall or the Class A-1 Maturity Shortfall.)



V.    Collected Funds

      Payments Received:
                         Supplemental Servicing Fees                                        $0.00
                         Amount allocable to interest                              $10,227,603.88
                         Amounts allocable to principal                            $15,231,839.32
                         Amount allocable to Insurance Add-On Amounts                       $0.00
                         Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit in
                           the Collection Account)                                          $0.00
                                                                                   --------------

      Total Payments Received                                                                          $25,459,443.20

      Liquidation Proceeds:
                         Gross amount realized with respect to Liquidated
                           Receivables                                                $819,413.68

                         Less: (i) reasonable expenses incurred by Servicer
                           in connection with the collection of such Liquidated
                           Receivables and the repossession and disposition
                           of the related Financed Vehicles and (ii) amounts
                           required to be refunded to Obligors on such
                           Liquidated Receivables                                     ($58,403.82)
                                                                                   --------------

      Net Liquidation Proceeds                                                                            $761,009.86

      Allocation of Liquidation Proceeds:
                         Supplemental Servicing Fees                                        $0.00
                         Amount allocable to interest                                       $0.00
                         Amounts allocable to principal                                     $0.00
                         Amount allocable to Insurance Add-On Amounts                       $0.00
                         Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit in
                           the Collection Account)                                          $0.00               $0.00
                                                                                   --------------      --------------

      Total Collected Funds                                                                            $26,220,453.06
                                                                                                       --------------
                                                                                                       --------------

VI.   Purchase Amounts Deposited in Collection Account

      Purchase Amounts - Warranty Receivables                                                                   $0.00
                         Amount allocable to interest                                       $0.00
                         Amounts allocable to principal                                     $0.00
                         Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit in
                           the Collection Account)                                          $0.00

      Purchase Amounts - Administrative Receivables                                                       $205,529.06
                         Amount allocable to interest                                       $0.00
                         Amounts allocable to principal                               $205,529.06
                         Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit in
                           the Collection Account)                                          $0.00
                                                                                   --------------

      Total Purchase Amounts                                                                              $205,529.06
                                                                                                       --------------
                                                                                                       --------------

VII.  Reimbursement of Outstanding Monthly Advances

      Outstanding Monthly Advances                                                                        $313,465.95

      Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                         Payments received from Obligors                             ($157,940.76)
                         Liquidation Proceeds                                               $0.00
                         Purchase Amounts - Warranty Receivables                            $0.00
                         Purchase Amounts - Administrative Receivables                      $0.00
                                                                                   --------------

      Outstanding Monthly Advances to be netted against Monthly
        Advances for the current Monthly Period                                                          ($157,940.76)

      Outstanding Monthly Advances to be reimbursed out of Available Funds
        on the Distribution Date                                                                         ($157,940.76)

      Remaining Outstanding Monthly Advances                                                              $155,525.19

      Monthly Advances - current Monthly Period                                                           $276,720.05
                                                                                                       --------------

      Outstanding Monthly Advances - immediately following the Distribution
        Date                                                                                              $432,245.24
                                                                                                       --------------
                                                                                                       --------------



VIII.  Calculation of Interest and Principal Payments

A.  Payments received allocable to principal                                                                          $15,231,839.32
    Aggregate of Principal Balances as of the Accounting Date of all
      Receivables that became Liquidated Receivables during the Monthly
      Period                                                                                                           $1,362,542.06
    Purchase Amounts - Warranty Receivables allocable to principal                                                             $0.00
    Purchase Amounts - Administrative Receivables allocable to principal                                                 $205,529.06
    Amounts withdrawn from the Pre-Funding Account                                                                             $0.00
    Cram Down Losses                                                                                                           $0.00
                                                                                                                      --------------

    Principal Distribution Amount                                                                                     $16,799,910.44
                                                                                                                      --------------
                                                                                                                      --------------

B.  Calculation of Class A-1 Interest Distributable Amount

    Class A-1 Monthly Interest Distributable Amount:

    Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
      of principal to Class A-1 Noteholders on such Distribution Date)                             $43,614,181.05

    Multiplied by the Class A-1 Interest Rate                                                              5.743%

    Multiplied by actual days in the period, in case of the first Distribution Date, by 26/360         0.08333333        $208,712.03
                                                                                                  ---------------

    Plus any unpaid Class A-1 Interest Carryover Shortfall                                                                     $0.00
                                                                                                                      --------------

    Class A-1 Interest Distributable Amount                                                                              $208,712.03
                                                                                                                      --------------
                                                                                                                      --------------

C.  Calculation of Class A-2 Interest Distributable Amount

    Class A-2 Monthly Interest Distributable Amount:

    Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
      of principal to Class A-2 Noteholders on such Distribution Date)                             $210,000,000.00

    Multiplied by the Class A-2 Interest Rate                                                               6.100%

    Multiplied by 1/12 or, in case of the first Distribution Date, by 26/360                            0.08333333     $1,067,500.00
                                                                                                   ---------------

    Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                     $0.00
                                                                                                                      --------------

    Class A-2 Interest Distributable Amount                                                                            $1,067,500.00
                                                                                                                      --------------
                                                                                                                      --------------

D.  Calculation of Class A-3 Interest Distributable Amount

    Class A-3 Monthly Interest Distributable Amount:

    Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
      of principal to Class A-3 Noteholders on such Distribution Date)                             $170,000,000.00

    Multiplied by the Class A-3 Interest Rate                                                               6.300%

    Multiplied by 1/12 or, in case of the first Distribution Date, by 26/360                            0.08333333       $892,500.00
                                                                                                   ---------------

    Plus any unpaid Class A-3 Interest Carryover Shortfall                                                                     $0.00
                                                                                                                      --------------

    Class A-3 Interest Distributable Amount                                                                              $892,500.00
                                                                                                                      --------------
                                                                                                                      --------------

E.  Calculation of Class A-4 Interest Distributable Amount

    Class A-4 Monthly Interest Distributable Amount:

    Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
      of principal to Class A-4 Noteholders on such Distribution Date)                             $150,000,000.00

    Multiplied by the Class A-4 Interest Rate                                                               6.500%

    Multiplied by 1/12 or, in case of the first Distribution Date, by 26/360                            0.08333333       $812,500.00
                                                                                                   ---------------

    Plus any unpaid Class A-4 Interest Carryover Shortfall                                                                     $0.00
                                                                                                                      --------------

    Class A-4 Interest Distributable Amount                                                                              $812,500.00
                                                                                                                      --------------
                                                                                                                      --------------



F.  Calculation of Class A-5 Interest Distributable Amount

      Class A-5 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-5 Noteholders on such Distribution Date)                           $163,000,000.00

      Multiplied by the Class A-5 Interest Rate                                                             6.700%
      Multiplied by 1/12 or, in case of the first Distribution Date, by 26/360                          0.08333333       $910,083.33
                                                                                                   ---------------

      Plus any unpaid Class A-5 Interest Carryover Shortfall                                                                   $0.00
                                                                                                                      --------------

      Class A-5 Interest Distributable Amount                                                                            $910,083.33
                                                                                                                      --------------
                                                                                                                      --------------

G.  Calculation of Noteholders' Interest Distributable Amount

      Class A-1 Interest Distributable Amount                                                          $208,712.03
      Class A-2 Interest Distributable Amount                                                        $1,067,500.00
      Class A-3 Interest Distributable Amount                                                          $892,500.00
      Class A-4 Interest Distributable Amount                                                          $812,500.00
      Class A-5 Interest Distributable Amount                                                          $910,083.33

      Noteholders' Interest Distributable Amount                                                                       $3,891,295.36
                                                                                                                      --------------
                                                                                                                      --------------

H.  Calculation of Noteholders' Principal Distributable Amount:

    Noteholders' Monthly Principal Distributable Amount:

    Principal Distribution Amount                                                                   $16,799,910.44

    Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%,
      (ii) for the Distribution Date on which the principal balance of the
      Class A-1 Notes is reduced to zero, 100% until the principal balance of the
      Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the
      Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the
      preceding Distribution Date minus that portion of the Principal Distribution
      Amount applied to retire the Class A-1 Notes and (iii) for each Distribution
      Date thereafter, outstanding principal balance of the Class A-2 Notes on the
      Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for
      the preceding Distribution Date)                                                                     100.00%    $16,799,910.44
                                                                                                   ---------------

    Unpaid Noteholders' Principal Carryover Shortfall                                                                          $0.00
                                                                                                                      --------------

    Noteholders' Principal Distributable Amount                                                                       $16,799,910.44
                                                                                                                      --------------
                                                                                                                      --------------

I.  Application of Noteholders' Principal Distribution Amount:

    Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes
    (equal to entire Noteholders' Principal Distributable Amount until the principal
    balance of the Class A-1 Notes is reduced to zero)                                                                $16,799,910.44
                                                                                                                      --------------
                                                                                                                      --------------

    Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes
    (no portion of the Noteholders' Principal Distributable Amount is payable to the
    Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced
    to zero; thereafter, equal to the entire Noteholders' Principal Distributable Amount)                                      $0.00
                                                                                                                      --------------
                                                                                                                      --------------



IX.  Pre-Funding Account

     A.  Withdrawals from Pre-Funding Account:

     Amount on deposit in the  Pre-Funding Account as of the preceding
       Distribution Date or, in the case of the first Disrtibution Date, as of the Closing Date
             Pre-Funded Amount                                                                                $0.00
                                                                                                              -----
                                                                                                              $0.00
                                                                                                              -----
                                                                                                              -----

     Less:  withdrawals from the Pre-Funding Account in respect of transfers of
       Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
       (an amount equal to (a) $0 (the aggregate Principal Balance of Subsequent
       Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect
       to transfer of Subsequent Receivables over (ii) $0))                                                   $0.00

     Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the August 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to
       $100,000 or less as of the Distribution Date (see B below)                                             $0.00
                                                                                                              -----

     Amount remaining on deposit in the Pre-Funding Account after
       Distribution Date
             Pre-Funded Amount                                                                     $0.00
                                                                                                   -----
                                                                                                              $0.00
                                                                                                              -----
                                                                                                              -----

     B.  Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

     Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (August 1997 Distribution Date) or the Pre-Funded Amount being
       reduced to $100,000 or less on any Distribution Date                                                   $0.00

     Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes
       of the Pre-Funded Amount as of the Distribution Date)                                                  $0.00

     Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes
       of the Pre-Funded Amount as of the Distribution Date)                                                  $0.00

     Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes
       of the Pre-Funded Amount as of the Distribution Date)                                                  $0.00

     Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes
       of the Pre-Funded Amount as of the Distribution Date)                                                  $0.00

     Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes
       of the Pre-Funded Amount as of the Distribution Date)                                                  $0.00

     C.  Prepayment Premiums:

     Class A-1 Prepayment Premium                                                                             $0.00
     Class A-2 Prepayment Premium                                                                             $0.00
     Class A-3 Prepayment Premium                                                                             $0.00
     Class A-4 Prepayment Premium                                                                             $0.00
     Class A-5 Prepayment Premium                                                                             $0.00



X.   Reserve Account

     Requisite Reserve Amount:

     Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
       Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

           Product of (x)  6.31% (weighted average interest of Class A-1 Interest Rate,
           Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4
           Interest Rate and Class A-5 Interest Rate (based on outstanding Class A-1 principal balance through the Class A-5 principal balance) divided by 360,
           (y) $0 (the Pre-Funded Amount on such Distribution Date) and (z)  0 (the
           number of days until the August 1997 Distribution Date))                                                          $0.00

           Less the product of (x) 2.5% divided by 360, (y) $0 (the Pre-Funded Amount on such
           Distribution Date) and (z) 0 (the number of days until the August 1997 Distribution Date)                         $0.00
                                                                                                                    --------------

     Requisite Reserve Amount                                                                                                $0.00
                                                                                                                    --------------
                                                                                                                    --------------

     Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
       Subaccount) as of the preceding Distribution Date or, in the case of the first
       Distribution Date, as of the Closing Date                                                                     $1,383,884.24

     Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
       Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the IndentureTrustee in the Reserve Account from amounts withdrawn
       from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                       $0.00

     Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1
       Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the
       Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the
       General Partners from amounts withdrawn from the Pre-Funding Account in respect of
       transfers of Subsequent Receivables)                                                                         ($1,383,884.24)

     Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
       to cover the excess, if any, of total amount payable over Available Funds (see IV above)                              $0.00
                                                                                                                    --------------

     Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
       Subaccount) after the Distribution Date                                                                               $0.00
                                                                                                                    --------------
                                                                                                                    --------------

XI.  Class A-1 Holdback Subaccount:

     Class A-1 Holdback Amount:

     Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                         $0.00

     Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
       is greater than $0 (the Original Pool Balance after giving effect to the transfer of
       Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
       preceding the Distribution Date))                                                                                     $0.00

     Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
       a Class A-1 Maturity Shortfall (see IV above)                                                                         $0.00

     Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
       withdrawal to be released by the Indenture Trustee to the General Partners)                                           $0.00
                                                                                                                    --------------

     Class A-1 Holdback Subaccount immediately following the Distribution Date                                               $0.00
                                                                                                                    --------------
                                                                                                                    --------------



XII.   Calculation of Servicing Fees

       Aggregate Principal Balance as of the first
         day of the Monthly Period                    $736,614,177.64
       Multiplied by Basic Servicing Fee Rate                   1.00%
       Divided by Months per year                           0.083333%
                                                      ---------------

       Basic Servicing Fee                                                $613,845.15

       Less: Backup Servicer Fees (annual rate of 1 bp)                         $0.00

       Supplemental Servicing Fees                                              $0.00
                                                                          -----------

       Total of Basic Servicing Fees and Supplemental Servicing Fees                                                     $613,845.15
                                                                                                                     ---------------
                                                                                                                     ---------------

XIII.  Information for Preparation of Statements to Noteholders

         a.  Aggregate principal balance of the Notes as of first day of Monthly Period
               Class A-1 Notes                                                                                        $43,614,181.05
               Class A-2 Notes                                                                                       $210,000,000.00
               Class A-3 Notes                                                                                       $170,000,000.00
               Class A-4 Notes                                                                                       $150,000,000.00
               Class A-5 Notes                                                                                       $163,000,000.00

         b.  Amount distributed to Noteholders allocable to principal
               Class A-1 Notes                                                                                        $16,799,910.44
               Class A-2 Notes                                                                                                 $0.00
               Class A-3 Notes                                                                                                 $0.00
               Class A-4 Notes                                                                                                 $0.00
               Class A-5 Notes                                                                                                 $0.00

         c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
               Class A-1 Notes                                                                                        $26,814,270.61
               Class A-2 Notes                                                                                       $210,000,000.00
               Class A-3 Notes                                                                                       $170,000,000.00
               Class A-4 Notes                                                                                       $150,000,000.00
               Class A-5 Notes                                                                                       $163,000,000.00

         d.  Interest distributed to Noteholders
               Class A-1 Notes                                                                                           $208,712.03
               Class A-2 Notes                                                                                         $1,067,500.00
               Class A-3 Notes                                                                                           $892,500.00
               Class A-4 Notes                                                                                           $812,500.00
               Class A-5 Notes                                                                                           $910,083.33

         e.  1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                $0.00
             2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                $0.00
             3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                $0.00
             4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                $0.00
             5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                $0.00

         f.  Amount distributed payable out of amounts withdrawn from or pursuant to:
             1.  Reserve Account                                                                                               $0.00
             2.  Spread Account  Class A-1 Holdback Subaccount                                                                 $0.00
             3.  Claim on the Note Policy                                                                                      $0.00

         g.  Remaining Pre-Funded Amount                                                                                       $0.00

         h.  Remaining Reserve Amount                                                                                          $0.00

         i.  Amount on deposit on Class A-1 Holdback Subaccount                                                                $0.00

         j.  Prepayment amounts
               Class A-1 Prepayment Amount                                                                                     $0.00
               Class A-2 Prepayment Amount                                                                                     $0.00
               Class A-3 Prepayment Amount                                                                                     $0.00
               Class A-4 Prepayment Amount                                                                                     $0.00
               Class A-5 Prepayment Amount                                                                                     $0.00

         k.  Prepayment Premiums
               Class A-1 Prepayment Premium                                                                                    $0.00
               Class A-2 Prepayment Premium                                                                                    $0.00
               Class A-3 Prepayment Premium                                                                                    $0.00
               Class A-4 Prepayment Premium                                                                                    $0.00
               Class A-5 Prepayment Premium                                                                                    $0.00

         l.  Total of Basic Servicing Fee, Supplemental Servicing
              Fees and other fees, if any, paid by the Trustee on
              behalf of the Trust                                                                                        $613,845.15

         m.  Note Pool Factors (after giving effect to distributions on the Distribution Date)
               Class A-1 Notes                                                                                            0.32700330
               Class A-2 Notes                                                                                            1.00000000
               Class A-3 Notes                                                                                            1.00000000
               Class A-4 Notes                                                                                            1.00000000
               Class A-5 Notes                                                                                            1.00000000



XVI.    Pool Balance and Aggregate Principal Balance

              Original Pool Balance at beginning of Monthly Period                    $774,999,996.59
              Subsequent Receivables                                                            $0.00
                                                                                      ---------------
              Original Pool Balance at end of Monthly Period                          $774,999,996.59
                                                                                      ---------------
                                                                                      ---------------

              Aggregate Principal Balance as of preceding Accounting Date              736,614,177.64
              Aggregate Principal Balance as of current Accounting Date               $719,814,267.20



        Monthly Period Liquidated Receivables                     Monthly Period Administrative Receivables

                                       Loan #       Amount               Loan #             Amount
                                       ------       ------               ------             ------
                        see attached listing     $1,237,535.54    see attached listing    $205,529.06
                                                   $112,212.52                                  $0.00
                                                    $12,794.00                                  $0.00
                                                 -------------                            -----------
                                                 $1,362,542.06                            $205,529.06
                                                 -------------                            -----------
                                                 -------------                            -----------



XVIII.  Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date)
          of all Receivables delinquent more than 30 days with
          respect to all or any portion of a Scheduled Payment
          as of the Accounting Date                                     $23,078,357.81

        Aggregate Principal Balance as of the Accounting Date          $719,814,267.20
                                                                       ---------------

        Delinquency Ratio                                                                 3.20615454%
                                                                                      ---------------
                                                                                      ---------------





IN WITNESS WHEREOF, I, Michael Sherman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the Determination Date set forth above.


                                       ARCADIA FINANCIAL LTD.


                                       By:       /s/ Michael J. Sherman
                                                 -------------------------------
                                       Name:     Michael J. Sherman
                                                 -------------------------------
                                       Title:    Vice President/Treasurer
                                                 -------------------------------